UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2011

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-169258	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois	60061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 24, 2011, CDW LLC (“CDW”) entered into a new five-year $900.0 million senior secured asset-based revolving credit facility (the “Revolving Loan”). The terms of the Revolving Loan are set forth in the Revolving Loan Credit Agreement, dated June 24, 2011, by and among CDW, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, GE Commercial Distribution Finance Corporation, as floorplan funding agent, and the joint lead arrangers, joint bookrunners, co-collateral agents and other agents party thereto (the “New Revolving Loan Agreement”). The New Revolving Loan Agreement replaces CDW’s prior revolving loan credit agreement, dated as of October 12, 2007, by and among CDW, the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent (as amended, modified or supplemented from time to time, the “Prior Revolving Loan Agreement”). The New Revolving Loan Agreement, among other things, (i) increases the overall revolving credit facility from $800.0 million to $900.0 million, (ii) increases the maximum aggregate amount of incremental increases that may be made to the revolving credit facility from $100.0 million to $200.0 million, (iii) adds a new springing maturity covenant based upon excess cash availability whereby the Revolving Loan may mature 45 days prior to each of (x) the maturity of the non-extended portion of CDW’s senior secured term loan facility and (y) the maturity of CDW’s senior exchange notes due 2015, (iv) increases the fee on the unused portion of the revolving credit facility from 25 basis points to either 37.5 or 50 basis points (depending on the amount of availability) and (v) increases the pricing grid by 100 basis points.

The description of the New Revolving Loan Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the New Revolving Loan Agreement, a copy of which is filed herewith as Exhibit 10.1, which is incorporated herein by reference.

Item 1.02.	Termination of Material Definitive Agreement.

The discussion of the Prior Revolving Loan Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the New Revolving Loan Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Revolving Loan Credit Agreement, dated as of June 24, 2011, by and among CDW LLC, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, GE Commercial Distribution Finance Corporation, as floorplan funding agent, and the joint lead arrangers, joint bookrunners, co-collateral agents and other agents party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	June 30, 2011	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Revolving Loan Credit Agreement, dated as of June 24, 2011, by and among CDW LLC, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, GE Commercial Distribution Finance Corporation, as floorplan funding agent, and the joint lead arrangers, joint bookrunners, co-collateral agents and other agents party thereto.